SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) OF The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            September 3, 2013

CHEMUNG FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	0-13888 (Commission file number)	16-123703-8 (I.R.S. Employer Identification No.)

One Chemung Canal Plaza, P.O. Box 1522, Elmira, NY 14901
(Address of principal executive offices)      (Zip Code)

(607) 737-3711
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(B) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On September 3, 2013, Chemung Financial Corporation (the "Company") announced that Mark A. Severson, Chief Financial Officer and Treasurer of the Company and Executive Vice President and Chief Financial Officer of the Company's wholly owned subsidiary, Chemung Canal Trust Company, resigned, effective September 13, 2013. Mr. Severson is resigning to pursue other business opportunities.  He has served in all positions since May 2012. The Company expects to begin a search for a permanent CFO immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

September 3, 2013	By: Ronald M. Bentley
/s/ Ronald M. Bentley
Ronald M. Bentley
President & Chief Executive Officer